Exhibit T3G

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)

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                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                               13-4994650
(State of incorporation                                     (I.R.S. employer
 if not a national bank)                                    identification No.)

       1111 POLARIS PARKWAY
          COLUMBUS, OHIO                                          43271
(Address of principal executive offices)                        (Zip Code)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                    JPMorgan Chase Bank, National Association
                       1 Chase Manhattan Plaza, 25th Floor
                               New York, NY 10081
                               Tel: (212) 552-2192
            (Name, address and telephone number of agent for service)

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                              NEXTWAVE WIRELESS LLC
               (Exact name of obligor as specified in its charter)


           DELAWARE                                             33-0717550
 (State or other jurisdiction of                             (I.R.S. employer
  incorporation or organization)                            identification No.)


     411 WEST PUTNAM AVENUE
          GREENWICH, CT                                           06830
(Address of principal executive offices)                        (Zip Code)


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                           NON-RECOURSE SECURED NOTES
                       (Title of the indenture securities)
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
                                     GENERAL

Item 1.  General Information.

           Furnish the following information as to the trustee:

           (a) Name and address of each examining or supervising authority to which it is subject.

           Comptroller of the Currency, Washington, D.C.

           Board of Governors of the Federal Reserve System, Washington, D.C., 20551

           Federal Deposit Insurance Corporation, Washington, D.C., 20429.


           (b) Whether it is authorized to exercise corporate trust powers.

              Yes.


Item 2.  Affiliations with the Obligor and Guarantors.

           If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

           None.



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
Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority. (see Exhibit 7 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           8. Not applicable.

           9. Not applicable.



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
                                    SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 11th day of February, 2005.

                                      JPMORGAN CHASE BANK, N.A.

                                      By   /s/ Paul J. Schmalzel
                                          --------------------------------------
                                          Paul J. Schmalzel
                                          Vice President






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
                                  EXHIBIT INDEX

           1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

               7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority. (see Exhibit 7 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           8. Not applicable.

           9. Not applicable.